UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2008

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 15, 2008, the Executive Compensation Committee of the Board of Directors (the “Committee”) of Marvell Technology Group Ltd. (the “Company”), with the advice and counsel of the Committee’s independent compensation consultants, took the actions described below. All equity awards described below were made pursuant to the Company’s Amended and Restated 1995 Stock Option Plan (the “Plan”) and will be effective as of the close of business on December 18, 2008. The exercise price of each option grant described below is equal to $6.84, the closing price of the Company’s common shares as reported on the Nasdaq Global Select Market on December 18, 2008.

Approval of Compensation Arrangements for Chief Executive Officer

The Committee approved the following compensation arrangements for Dr. Sehat Sutardja, the Company’s Chief Executive Officer:

(i) In connection with its approval of a broad-based focal grant to the Company’s employees, the Committee approved the grant of (A) a time-based option to purchase 300,000 common shares, with 25% of the shares to vest on each one-year anniversary of the December 15, 2008 vesting period commencement date, and (B) a performance-based option to purchase 390,000 common shares. Each option has a term of 10 years from the date of grant; provided that if the shares subject to the performance-based option shall not have become vested and fully exercisable as of the “10-K Due Date” (as defined below) for the fiscal year ending February 1, 2014, the performance-based option will terminate and be of no further force or effect.

In accordance with the form of “Notice of Grant of Stock Options and Option Agreement – Performance Based” attached hereto as Exhibit 10.1 (the “Grant Notice”), the grant of the stock option subject to the performance-based vesting will be divided into four separate and equal annual performance tranches (each a “Tranche”) of 97,500 unvested options. Each Tranche will be associated with one of four complete fiscal years, beginning with the Company’s fiscal year 2010 and ending with the Company’s fiscal year 2013. The Tranche for any fiscal year will become vested and fully exercisable as of the “10-K Due Date” if the Company’s “Modified GAAP Operating Margin” for such fiscal year is equal to or greater than the 60th percentile of the comparably calculated operating margin for the four consecutive fiscal quarters ending on or before the Company’s fiscal year for the Company’s “Performance Peer Group” (the “Performance Threshold”). If the Company’s Modified GAAP Operating Margin for any fiscal year performance period is less than the applicable Performance Threshold, the options for such Tranche shall not vest immediately, but shall be added to the unvested options of the following year’s Tranche. If at the end of the Company’s fiscal year 2013, any performance-based stock options remain unvested as a result of the Performance Threshold not having been achieved for the Company’s fiscal year 2013, then such shares shall become eligible to vest in a final fifth annual Tranche associated with the Company’s fiscal year 2014. If any performance shares remain unvested as a result of the Performance Threshold not having been achieved for the Company’s fiscal year 2014, the remaining unvested options shall expire. “10-K Due Date” means, with respect to a fiscal year, the prescribed due date on which the Company’s Annual Report on Form 10-K is required to be filed with the Securities and Exchange Commission for the fiscal year. “Modified GAAP Operating Margin” with respect to a company shall mean its operating margin determined by adjusting operating margin calculated under generally accepted accounting principles to exclude the impact of (i) non-cash stock-based compensation charges recognized under Statement of Financial Accounting Standard No. 123 (R) and (ii) non-cash acquisition-related charges, including intangible amortization and in-process research and development charges. “Performance Peer Group” shall mean the group of companies identified in the Grant Notice, provided that if the list of companies remaining in the Performance Peer Group is less than eight for any calculation period, the Performance Peer Group will be expanded to include the U.S.-based publicly traded companies in the Philadelphia Stock Exchange’s Semiconductor Index, or SOX, at that point in time.

(ii) The Committee restored, without increase, Dr. Sehat Sutardja’s annual salary to $657,000.00 (from $1.00) effective December 15, 2008. On January 11, 2008, at the request of Dr. Sehat Sutardja, the Compensation Committee had approved a reduction in the annual salary of Dr. Sehat Sutardja to $1.00 from $657,000.00, effective as of January 11, 2008.

Approval of Compensation Arrangements for Chief Technology Officer

The Committee approved the following compensation arrangements for Dr. Pantas Sutardja, the Company’s Chief Technology Officer and Chief Research and Development Officer:

(i) In connection with its approval of a broad-based focal grant to the Company’s employees, the Committee approved the grant of a time-based option to purchase 120,000 common shares, with 25% of the shares to vest on each one-year anniversary of the December 15, 2008 vesting period commencement date. The option has a term of 10 years.

(ii) The Committee restored, without increase, Dr. Pantas Sutardja’s annual salary to $400,000.00 (from $1.00) effective December 15, 2008. On January 11, 2008, at the request of Dr. Pantas Sutardja, the Committee had approved a reduction in the annual salary of Dr. Pantas Sutardja to $1.00 from $400,000.00, effective as of January 11, 2008.

Approval of Equity Grant for Chief Financial Officer

In connection with its approval of a broad-based focal grant to the Company’s employees, the Committee approved the grant to Clyde R. Hosein, the Company’s Chief Financial Officer, Interim Chief Operating Officer and Secretary, of a time-based option to purchase 100,000 common shares, with 25% of the shares to vest on each one-year anniversary of the December 15, 2008 vesting period commencement date. The option has a term of 10 years.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Form of Notice of Grant of Stock Options – Performance-Based, for use with the Amended and Restated 1995 Stock Option Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2008

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Clyde Hosein
Clyde Hosein
Chief Financial Officer, Interim Chief Operating Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Notice of Grant of Stock Options – Performance-Based, for use with the Amended and Restated 1995 Stock Option Plan.